Exhibit 10.13
                                                                   -------------

                          UNITED INDUSTRIES CORPORATION
                             STOCKHOLDERS AGREEMENT

                    THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made as of January 20, 1999, by and among United Industries Corporation, a Delaware corporation (the "Company"), UIC Holdings, L.L.C., a Delaware limited liability company ("Holdings"), and certain other stockholders of the Company who are from time to time party hereto (Holdings and such other stockholders who are parties hereto from time to time are collectively referred to as the "Stockholders" and individually as a "Stockholder"). Each Stockholder and the Company are referred to individually as a "Party" and collectively as the "Parties." Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in Section 6 hereof.

                    The execution and delivery of this Agreement by certain of the Stockholders, the Company and Holdings is a condition to closing under that certain Agreement and Plan of Recapitalization, Purchase and Redemption, dated as of December 24, 1998 (as amended from time to time, the "Recapitalization Agreement"), by and among the Company, Holdings and certain sellers listed therein.

                    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                    Section 1. Representations and Warranties; No Inconsistent Agreements.

                    (a) Each Stockholder represents and warrants that (i) such Stockholder is the record owner of the number of Stockholder Shares set forth opposite its name on the Schedule of Stockholders attached hereto, (ii) in the case of any Stockholder that it not a natural person, this Agreement has been duly authorized, and in the case of all Stockholders, this Agreement has been duly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

                    (b) No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

                    Section 2. Restrictions on Transfer of Stockholder Shares.

                    (a) Restrictions on Transfer Applicable to All Stockholders Other Than Holdings. No Stockholder (other than Holdings) may, directly or indirectly, Transfer Stockholder Shares except (i) with the prior written consent of the Board of Directors of the Company, which consent may be withheld in its sole discretion, or (ii) pursuant to Sections 2(b), 2(c), 3 or 5 below.

                    (b) Restrictions on Transfer Applicable to Holdings; Participation Rights. Holdings may Transfer its Stockholder Shares in its sole discretion; provided that Holdings shall comply with the provisions of this
Section 2(b) in connection with any such Transfer (other than pursuant to a Public Sale or to a Permitted Transferee). At least 15 days prior to any Transfer of Stockholder Shares by Holdings (other than pursuant to a Public Sale or to a Permitted Transferee), Holdings shall deliver a written notice (the "Sale Notice") to the Company and each other Stockholder, specifying in reasonable detail the number of shares to be Transferred and the terms and conditions of the Transfer. Each Stockholder may elect to participate in the contemplated Transfer at the same price per share and on the same terms by delivering written notice to Holdings within 15 days after delivery of the Sale Notice. If any Stockholder elects to participate in such Transfer, such Stockholder shall be entitled to Transfer in the contemplated Transfer, at the same price and on the same terms as Holdings, a number of Stockholder Shares equal to the product of (i) the percentage of the total number of outstanding Stockholder Shares owned by such Stockholder and (ii) the number of Stockholder Shares to be Transferred in the contemplated Transfer.

                    For example, if the Sale Notice contemplated a sale of 100 Stockholder Shares by Holdings, and if one Stockholder elects to participate and owns 10% of the total number of outstanding Stockholder Shares, such Stockholder would be entitled to sell 10 shares (10% x 100 shares).

Holdings shall not Transfer any of its Stockholder Shares to any prospective transferee if such prospective transferee(s) declines to allow the participation of electing Stockholders. Each Stockholder Transferring Stockholder Shares pursuant to this Section 2(b) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer (other than transaction fees paid to Holdings or its Affiliates) and shall be obligated to join on a pro rata basis (based on the number of Stockholder Shares to be sold) in any representations, warranties, indemnification provisions or other obligations (including without limitation any escrow arrangements) that Holdings agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular Stockholder such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder's title to and ownership of Stockholder Shares); provided that no Stockholder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the sum of the net cash and value of other proceeds paid to such Stockholder in connection with such Transfer. Notwithstanding anything to the contrary contained in this
Section 2(b), no Stockholder shall be entitled to participate in such Transfer (other than a Transfer which constitutes a Sale of the Company) if the Company's independent accountants advise the Company in writing (copies of which the Company will promptly provide to any Stockholder upon request therefor) that the inclusion of such Stockholder will adversely affect the recapitalization accounting treatment of the transactions contemplated by the Recapitalization Agreement; provided, that the foregoing is intended solely to protect the recapitalization accounting treatment of the transactions contemplated by the Recapitalization Agreement and shall not be deemed to allow Holdings, without sufficient basis in the form of written advice from the Company's independent accountants, to prohibit any Stockholder from participating in a Transfer if such participation will not adversely affect such recapitalization accounting treatment.

                    (c) Permitted Transfers. The restrictions set forth in this
Section 2 shall not apply with respect to any Transfer of Stockholder Shares (i) by Holdings to any of its Affiliates (ii) by Holdings to the Company within 180 days after the date hereof of Stockholder Shares with a purchase price not to exceed in the aggregate $2,000,000, or (iii) by a Stockholder to members of such Stockholder's Family Group (such transferees are collectively referred to herein as "Permitted Transferees"); provided that the restrictions contained in this
Section 2 shall continue to be applicable to the Stockholder Shares after any such Transfer; and provided further that prior to or in connection with such Transfer, the transferee of such Stockholder Shares shall have executed a Transfer Notice in the form attached hereto as Exhibit A pursuant to which such transferee agrees to be bound by the provisions of this Agreement affecting the Stockholder Shares so Transferred. Notwithstanding the foregoing, no Party shall avoid the provisions of this Agreement by making one or more Transfers to one or more Permitted Transferees and then disposing of all or any portion of such Party's interest in any such Permitted Transferee, or, in the case of an entity Stockholder, by permitting a Transfer of any ownership interests in such entity Stockholder.

                    Section 3. Sale of Company; Reorganization Prior to Public Offering.

                    (a) Approved Sale. Subject to Section 3(c) below, if the Company's Board of Directors recommends or approves or the holders of a majority of the outstanding shares of Common Stock (the "Majority Holders") approve a Sale of the Company (an "Approved Sale"), each Stockholder agrees to vote for, consent to and raise no objections against the Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each Stockholder shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Stockholder shall agree to sell all of its shares of Common Stock on the terms and conditions approved by the Majority Holders. Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Majority Holders and/or the Company.

                    (b) Reorganization Prior to Public Offering. Subject to
Section 3(c) below, if the Company's Board of Directors recommends or approves or the Majority Holders approve a reorganization of the Company in connection with a proposed initial Public Offering by the Company (the "Approved Reorganization"), each Stockholder agrees to vote for, consent to and raise no objections against the Approved Reorganization. If the Approved Reorganization is structured as a (i) merger or consolidation, each Stockholder shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Stockholder shall agree to sell all of its shares of Common Stock on the terms and conditions approved by the Majority Holders. Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Approved Reorganization as reasonably requested by the Majority Holders and/or the Company.

                    (c) Obligations of Stockholders. In connection with an Approved Sale or Approved Reorganization: (i) upon the consummation of the Approved Sale or Approved Reorganization, all of the Stockholders shall receive the same form and amount of consideration per share of Common Stock, or if any Stockholders are given an option as to the form and amount of consideration to be received, all Stockholders shall be given the same option; provided, that if any consideration to be paid in connection with such Approved Sale or Approved Reorganization takes the form of restricted securities of another entity and any Stockholder is granted registration rights with respect thereto in connection with such Approved Sale or Approved Reorganization, then all Stockholders shall be entitled to similar registration rights (it being understood that if the holders (or former holders) of Holdings Stockholder Shares are granted demand registration rights and the holders (or former holders) of other Stockholder Shares are granted piggyback registration rights similar to the provisions set forth in Section 5 hereto, such rights shall qualify as "similar registration rights"); and (ii) all Stockholders who hold then currently exercisable rights to acquire shares of Common Stock shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale or Approved Reorganization and participate in such sale as Stockholders or (B) upon the consummation of the Approved Sale or Approved Reorganization, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the Stockholders in connection with the Approved Sale or Approved Reorganization less the exercise price per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such rights.

                    (d) Purchaser Representative. If any transaction undertaken pursuant to this Section 3 involves entering into any negotiation or transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), those Stockholders involved in such transaction who are not "accredited investors" (as such term is defined in Rule 501 under the Securities Act) (the "Unaccredited Stockholders") shall, at the request of the Company or the Majority Holders, appoint one "purchaser representative" (as such term is defined in Rule 501 under the Securities Act (or any similar rule then in effect)) for all such Unaccredited Stockholders reasonably acceptable to the Company. The Company shall first propose a purchaser representative to the Unaccredited Stockholders. If holders of a majority of the Stockholders Shares held by the Unaccredited Stockholders do not approve the purchaser representative designated by the Company, such holders shall appoint one purchaser representative to represent all Unaccredited Stockholders, subject to the approval of the Company (which approval shall not be unreasonably withheld). The Company shall be responsible for the fees of the purchaser representative so appointed.

                    (e) Transaction Costs and Indemnity. Each Stockholder involved in any transaction pursuant to this Section 3 shall be required to bear its pro rata share (based upon the number of shares sold or the number of shares to be acquired pursuant to options or other rights) of the expenses incurred by the Stockholders in connection with such transaction (other than transaction fees paid to Holdings or its Affiliates) to the extent such costs are incurred for the benefit of all such Stockholders and are not otherwise paid by the Company or the acquiring party and each Stockholder shall be obligated to join on a pro rata basis (based on the number of shares sold or the number of shares to be acquired pursuant to options or other rights) in any representations, warranties, indemnification provisions or other obligations (including without limitation any escrow arrangements) that Holdings agrees to provide in connection with such transaction (other than any such obligations that relate specifically to a particular Stockholder such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder's title to and ownership of Stockholder Shares); provided that no Stockholder shall be obligated in connection with such transaction to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net cash proceeds paid to such Stockholder in connection with such transaction. The Company will use its reasonable best efforts to provide a draft of any agreement to be signed by any Stockholder in connection with any such transaction to be sent to each Stockholder at least five days prior to the date of execution and delivery of such agreement. Costs incurred by any such Stockholder on its own behalf shall not be considered costs of the transaction hereunder.

                    Section 4. Additional Restrictions on Transfer.

                    (a) Restricted Securities Legend. The Stockholder Shares have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the Transfer of any Stockholder Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ___________, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 20, 1999 (THE "STOCKHOLDERS AGREEMENT"), AS AMENDED AND MODIFIED FROM

           TIME TO TIME, AMONG THE ISSUER (THE "COMPANY"), AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF THE STOCKHOLDERS AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

The Company shall imprint such legend on certificates evidencing Stockholder Shares. The legend set forth above shall be removed from the certificates evidencing any securities of the Company which cease to be Stockholder Shares in accordance with the definition thereof.

                    (b) Opinion of Counsel. No holder of Stockholder Shares may Transfer any Securities (except (i) pursuant to an effective registration statement under the Securities Act, (ii) to a wholly-owned Affiliate or (iii) as part of a Public Sale) without first delivering to the Company (unless waived by the Board of Directors) an opinion of counsel (reasonably acceptable in form and substance to the Board of Directors) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer. The conditions to Transfer set forth in this
Section 4(b) are in addition to any other restrictions on Transfer contained in this Agreement.

                    (c) Actions By Transferee. Prior to Transferring any Stockholder Shares (other than pursuant to a Public Sale), the Transferring holder of Stockholder Shares shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other holders of Stockholder Shares counterparts to this Agreement.

                    (d) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

                    Section 5. Registration Rights.

                    (a) Demand Registrations.

                              (i) Requests for Registration. At any time, the
                    holders of a majority of Holdings Stockholder Shares may request registration under the Securities Act of (x) all or any portion of their Stockholder Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations"), or (y) all or any portion of its Stockholder Shares on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("Short-Form Registrations"), if available. All registrations requested pursuant to this Section 5(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Stockholder Shares requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Stockholder Shares and, subject to Section 5(a)(iv) below, shall include in such registration all Stockholder Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. In connection with a Demand Registration or Piggyback Registration (as defined below), Stockholder Shares which are options, warrants or other securities which are exerciseable, convertible or exchangeable for Common Stock shall be required to be exercised, converted or exchanged prior to being included in such registration; provided that the Company shall permit such exercise, conversion or exchange to be conditioned upon inclusion in such registration.

                              (ii) Long-Form Registrations. The holders of a
                    majority of Holdings Stockholder Shares shall be entitled to request unlimited Long-Form Registrations in which the Company shall pay all Registration Expenses (as defined in Section 5(e) below). All Long-Form Registrations shall be underwritten registrations.

                              (iii) Short-Form Registrations. In addition to the
                    Long-Form Registrations provided pursuant to Section 5(a)(ii), the holders of a majority of Holdings Stockholder Shares shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Notwithstanding anything contained herein to the contrary, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Stockholder Shares. If the Company is qualified to and, pursuant to the request of the holders of Stockholder Shares entitled to demand a registration as permitted above, has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "Required Registration"), the Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (x) the date on which all Stockholder Shares have been sold pursuant to the Required Registration or (y) the date which is 90 days following the declaration of effectiveness of the Required Registration (the "Effective Period").

                              (iv) Priority on Demand Registrations. The Company
                    shall not include in any Demand Registration any securities which are not Stockholder Shares without the prior written consent of the holders of a majority of Holdings Stockholder Shares, unless the Company has granted Piggyback Registration rights to the holder of such securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Stockholder

                    Shares) that in their opinion the number of Stockholder Shares and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Stockholder Shares and other securities, if any, which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration
                    (x) first, Stockholder Shares requested to be included in such registration and Warrant Shares requested to be included in such registration, pro rata among the holders of such shares on the basis of the number of shares owned by each such holder and (y) second, the other securities requested to be included in such registration.

                              (v) Restrictions on Demand Registrations. The
                    Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or within 90 days prior to the proposed effective date of any such registration statement. The Company shall be entitled to postpone, for up to 180 days, the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines, through its Board of Directors, that such Demand Registration would be reasonably expected (x) to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or (y) to otherwise be detrimental to the Company or its securityholders.

                              (vi) Selection of Underwriters. The holders of a
                    majority of Holdings Stockholder Shares included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering.

                              (vii) Other Registration Rights. Except as
                    provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of Holdings Stockholder Shares.

                    (b) Piggyback Registrations.

                              (i) Right to Piggyback. Whenever the Company
                    proposes to register any of its equity securities under the Securities Act (other than pursuant to any Demand Registration and other than a registration on Forms S-4 or S-8 (or any successor forms thereto) or any other form for which Stockholder Shares are not eligible under the Securities Act for registration) (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Stockholder Shares of its intention to effect such a registration and shall include in such registration all Stockholder Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                              (ii) Piggyback Expenses. The Registration Expenses
                    of the holders of Stockholder Shares shall be paid by the Company in all Piggyback Registrations.

                              (iii) Priority on Piggyback Registrations. If a
                    Piggyback Registration is an underwritten registration on behalf of the Company or any other Person, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (w) first, the securities the Company proposes to sell, (x) second, all Common Stock hereafter issued to Persons (other than Holdings or its Affiliates) who exercise demand registration rights pursuant to agreements binding upon the Company, (y) third, the Stockholder Shares held by all Stockholders requested to be included in such registration and Warrant Shares requested to be included in such registration, pro rata among the holders of such shares on the basis of the number of shares owned by each such holder, and (z) fourth, other securities requested to be included in such registration.

                    (c) Holdback Agreement. Each holder of Stockholder Shares shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration of the Company's securities (except as part of such underwritten registration), unless the underwriters managing the Public Offering otherwise agree.

                    (d) Registration Procedures. Whenever the holders of Stockholder Shares have requested that any Stockholder Shares be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Stockholder Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                              (i) prepare and file with the Securities and
                    Exchange Commission a registration statement with respect to such Stockholder Shares and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Stockholder Shares covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment before filing of such counsel);

                              (ii) notify each holder of Stockholder Shares of
                    the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                              (iii) furnish to each seller of Stockholder Shares
                    such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Stockholder Shares owned by such seller;

                              (iv) use its reasonable best efforts to register
                    or qualify such Stockholder Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Stockholder Shares owned by such seller (provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

                              (v) notify each seller of such Stockholder Shares,
                    at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Stockholder Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                              (vi) cause all such Stockholder Shares to be
                    listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

                              (vii) provide a transfer agent and registrar for
                    all such Stockholder Shares not later than the effective date of such registration statement;

                              (viii) enter into such customary agreements
                    (including underwriting agreements in customary form) approved by the holders of a majority of the Stockholder Shares and take all such other actions as the holders of a majority of the Stockholder Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Stockholder Shares (including effecting a stock split or a combination of shares);

                              (ix) make available for inspection by any seller
                    of Stockholder Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                              (x) otherwise use its reasonable best efforts to
                    comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                              (xi) use its reasonable best efforts to cause such
                    Stockholder Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Stockholder Shares; and

                              (xii) cause representatives of the Company to
                    participate in any "road show" or "road shows" reasonably requested by any underwriter.

                    (e) Registration Expenses.

                              (i) All expenses incident to the Company's
                    performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and fees and disbursements of all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, except as otherwise expressly provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

                              (ii) In connection with each Demand Registration
                    and each Piggyback Registration, the Company shall reimburse the holders of Stockholder Shares included in such registration for the reasonable fees and disbursements of one counsel (in addition to local counsel) chosen by the holders of a majority of the Stockholder Shares included in such registration.

                              (iii) To the extent Registration Expenses are not
                    required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included (other than transaction fees paid to Holdings or its Affiliates), and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered (other than transaction fees paid to Holdings or its Affiliates).

                    (f) Indemnification.

                              (i) The Company agrees to indemnify, to the extent
                    permitted by law, each holder of Stockholder Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Stockholder Shares.

                              (ii) In connection with any registration statement
                    in which a holder of Stockholder Shares is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Stockholder Shares pursuant to such registration statement.

                              (iii) Any Person entitled to indemnification
                    hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                              (iv) The indemnification provided for under this
                    Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                    (g) Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                    Section 6. Definitions.

                    (a) Defined Terms. The following definitions shall be applied to the capitalized terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

                    "Affiliate" of any Person means any other Person, directly or indirectly controlling, controlled by or under common control with such Person.

                    "Common Stock" means the Company's Class A Voting Common Stock, par value $0.01 per share and the Company's Class B Non-Voting Common Stock. par value $0.01 per share.

                    "Family Group" means a Stockholder's spouse, siblings, parents and descendants (whether natural or adopted), any trust solely for the benefit of such Stockholder and/or the Stockholder's spouse and/or descendants (and the beneficiaries of such trusts upon their dissolution), a Stockholder's heirs, devises or estate upon such Stockholder's death and any corporation, partnership or limited liability company controlled (as defined below) by one or more Stockholders; provided that in the case of such a corporation, partnership or limited liability company, such entity shall be part of a Family Group only so long as such Stockholder(s) continue(s) to control such entity, and if for any reason such Stockholder(s) no longer control such entity, such Stockholder(s) shall be required to cause the Stockholder Shares owned by such entity to be Transferred back to such Stockholder(s). For purposes of this definition, "control" shall mean record and beneficial ownership of more than 50% of both (i) the outstanding shares of common stock or other equity securities of such entity and (ii) the combined voting power of the such entity's then outstanding voting securities entitled to vote generally in the election of directors of such entity.

                    "Holdings Stockholder Shares" means the Stockholder Shares originally issued to Holdings pursuant to the Recapitalization Agreement.

                    "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 50% of the Class A Voting Common Stock on a fully-diluted basis (a "50% Owner"), who is not an Affiliate of any such 50% Owner, who is not the spouse or descendent (by birth or adoption) of any such 50% Owner or a trust for the benefit of any such 50% Owner and/or such other Persons, and who is not a Person who through contract or other arrangements (other than arrangements entered into in connection with the contemplated transactions) would be an Affiliate immediately after the contemplated transaction.

                    "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                    "Public Offering" means the sale in an underwritten public offering registered under the Securities Act of shares of any class of the Common Stock.

                    "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 under the Securities Act.

                    "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's Board of Directors (whether by merger, consolidation, sale or transfer of the Company's capital stock) or (ii) more than 50% of the Company's assets determined on a consolidated basis.

                    "Securities Act" means the Securities Act of 1933, as amended from time to time.

                    "Stockholder Shares" means (i) any Common Stock purchased or otherwise acquired by any Stockholder, (ii) any Common Stock issued or (to extent vested and exerciseable) issuable to any Stockholder upon exercise of any options, warrants or other convertible or exchangeable securities and (iii) any Common Stock issued or issuable to any Stockholder with respect to the securities referred to in clauses (i) and (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (z) or repurchased by the Company or any Subsidiary.

                    "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

                    "Transfer" means any sale, transfer, assignment, pledge or other disposition (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

                    "Warrant Shares" means shares of Common Stock issued or issuable upon exercise of any warrants issued by the Company in connection with the Senior Subordinated Increasing Rate Notes issued in connection with the consummation of the transactions contemplated by the Recapitalization Agreement (or any warrants issued in connection with other debt securities which are used to refinance the Subordinated Increasing Rate Notes).

                    (b) Other Definitions. The terms set forth below are defined on the following pages of this Agreement.


        Agreement..........................................................  - 1 -
        Approved Reorganization............................................  - 3 -



                                     - 15 -



        Approved Sale .....................................................  - 3 -
        Company............................................................  - 1 -
        Demand Registration................................................  - 6 -
        Effective Period...................................................  - 7 -
        50% Owner.......................................................... - 14 -
        Holdings...........................................................  - 1 -
        Long-Form Registrations............................................  - 6 -
        Majority Holders...................................................  - 3 -
        Parties ...........................................................  - 1 -
        Party .............................................................  - 1 -
        Permitted Transferees..............................................  - 3 -
        Piggyback Registration.............................................  - 8 -
        Recapitalization Agreement.........................................  - 1 -
        Registration Expenses.............................................. - 11 -
        Required Registration..............................................  - 7 -
        Sale Notice........................................................  - 2 -
        Short-Form Registrations...........................................  - 6 -
        Stockholder........................................................  - 1 -
        Stockholders.......................................................  - 1 -
        Unaccredited Stockholder...........................................  - 4 -


                    Section 7. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company, Holdings and the holders of a majority of the Stockholder Shares held by all Stockholders (other than Holdings); provided that without the prior written consent of a Stockholder, no modification, amendment or waiver shall be effective against such Stockholder if it adversely affects in any material respect the rights or obligations of such Stockholder under this Agreement. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                    Section 8. Termination. This Agreement shall continue in effect until the earlier of: (a) the consummation of a Sale of the Company and
(b) January 20, 2009, after which time this Agreement shall terminate automatically and shall have no further force and effect; provided that the restrictions set forth in Section 2 and Section 3(b) shall terminate earlier upon the consummation of a Public Offering by the Company; provided further that (notwithstanding anything contained in this Section 8) the provisions of Section 5 shall not terminate until the consummation of a Sale of the Company.

                    Section 9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                    Section 10. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                    Section 11. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

                    Section 12. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                    Section 13. Remedies. The Company and each Stockholder shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                    Section 14. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule of Stockholders attached hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, five days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                               United Industries Corporation
                               8825 Page Boulevard
                               St. Louis, Missouri 63114
                               Telecopy: (314) 253-5941
                               Attention: President

                               With copies to:
                               UIC Holdings, L.L.C.
                               75 State Street
                               Boston, Massachusetts 02109
                               Attention: C. Hunter Boll, Scott A. Schoen

                               Kirkland & Ellis
                               200 E. Randolph Drive
                               Chicago, IL 60601
                               Attention:  William S. Kirsch, P.C.

                    Section 15. Governing Law. All issues and questions concerning the relative rights and obligations of the Company and its stockholders, or the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                    Section 16. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief-executive office is located, the time period shall automatically be extended to the first business day immediately following such Saturday, Sunday or legal holiday.

                    Section 17. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                    Section 18. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


                                     * * * *

                    IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first above written.

THE COMPANY:                            UNITED INDUSTRIES CORPORATION


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


HOLDINGS:                               UIC HOLDINGS, L.L.C.


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------


OTHER STOCKHOLDERS:

                                        ----------------------------------------
                                        DAVID C. PRATT


                                        DAVID C. PRATT GRANTOR RETAINED
                                        INTEREST TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:



                                        MARK R. GALE REVOCABLE TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:

                                        ----------------------------------------
                                        M. ROBERT GALE


                                        ----------------------------------------
                                        CHARLES R. GALE


                                        ----------------------------------------
                                        RANDOLPH D. GALE


                                        RALPH EDWARDS REVOCABLE TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        DAVID C. PRATT RETAINED ANNUITY TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        RYDER PRATT GRANTOR RETAINED
                                        ANNUITY TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        1994 RYDER PRATT GRANTOR RETAINED
                                        ANNUITY TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:

                                        1998 GALE FAMILY NEVADA IRREVOCABLE
                                        TRUST


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        By: Ternion Corporation as Trustee


                                        ----------------------------------------
                                        Name:
                                        Title:


                                        ----------------------------------------
                                        RICHARD A. BENDER


                                        ----------------------------------------
                                        STEPHEN R. BRIAN


                                        ----------------------------------------
                                        WILLIAM P. JOHNSON


                                        ----------------------------------------
                                        DANIEL J. JOHNSTON


                                        ----------------------------------------
                                        DAVID JONES

                                        LOUIS D. DWORSKY, TRUSTEE UNDER THE
                                        JONES FAMILY TRUST FBO JEFFREY D. JONES


                                        ----------------------------------------
                                        Louis D. Dworsky, Trustee


                                        LOUIS D. DWORSKY, TRUSTEE UNDER THE
                                        JONES FAMILY TRUST FBO LESLIE A. JONES


                                        ----------------------------------------
                                        Louis D. Dworsky, Trustee


                                        LOUIS D. DWORSKY, TRUSTEE UNDER THE
                                        JONES FAMILY TRUST FBO DANA M. SMITH


                                        ----------------------------------------
                                        Louis D. Dworsky, Trustee


                                        LOUIS D. DWORSKY, TRUSTEE UNDER THE
                                        JONES FAMILY TRUST FBO BRENTON A.
                                        KINDLE


                                        ----------------------------------------
                                        Louis D. Dworsky, Trustee


                                        LOUIS D. DWORSKY, TRUSTEE UNDER THE
                                        JONES FAMILY TRUST FBO BROOKE M.
                                        KINDLE


                                        ----------------------------------------
                                        Louis D. Dworsky, Trustee

                                        STEPHEN R. BRIAN, TRUSTEE UNDER THAT
                                        CERTAIN TRUST AGREEMENT, DATED
                                        JANUARY 20, 1999 BETWEEN THE COMPANY
                                        AND STEPHAN A. BRIAN, TRUSTEE FBO
                                        RICHARD A. BENDER


                                        ----------------------------------------
                                        Name: Stephen R. Brian, Trustee


                                        STEPHEN R. BRIAN, TRUSTEE UNDER THAT
                                        CERTAIN TRUST AGREEMENT, DATED
                                        JANUARY 20, 1999 BETWEEN THE COMPANY
                                        AND STEPHAN A. BRIAN, TRUSTEE FBO
                                        WILLIAM P. JOHNSON


                                        ----------------------------------------
                                        Name: Stephen R. Brian, Trustee


                                        STEPHEN R. BRIAN, TRUSTEE UNDER THAT
                                        CERTAIN TRUST AGREEMENT, DATED
                                        JANUARY 20, 1999 BETWEEN THE COMPANY
                                        AND STEPHAN A. BRIAN, TRUSTEE FBO
                                        DANIEL J. JOHNSTON


                                        ----------------------------------------
                                        Name: Stephen R. Brian, Trustee